SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                            ----------------------



                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported): April 24, 1998
                                                          --------------


                            Finlay Enterprises, Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     0-25716               13-3492802
  ----------------------------   ------------------     -------------------
  (State or other jurisdiction       (Commission         (I.R.S. Employer
     of incorporation)               File Number)       Identification No.)



       529 Fifth Avenue, New York, New York                        10017
    ------------------------------------------                  -----------
    (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (212) 808-2800
                                                           --------------

                   521 Fifth Avenue, New York, New York 10175
     -----------------------------------------------------------------------
           Former name or former address, if changed since last report

Item 5.  Other Events.

     On April 24, 1998, Finlay Enterprises, Inc. (the "Registrant") sold $75.0 million aggregate principal amount of its 9% Senior Debentures due May 1, 2008 (the "Senior Debentures"). Concurrently with the closing of the sale of the Senior Debentures, the Registrant and certain stockholders of the Registrant ("Selling Stockholders") sold an aggregate of 1,800,000 shares of Common Stock of the Registrant (of which the 567,310 shares were sold by the Registrant (the "Equity Offering") and 1,232,690 shares were sold by the Selling Stockholders),
(ii) Finlay Fine Jewelry Corporation, the Registrant's wholly-owned subsidiary ("Finlay Jewelry"), sold $150.0 million aggregate principal amount of its 8-3/8% Senior Notes due May 1, 2008 (the "Senior Notes") and (iii) the Amended and Restated Credit Agreement dated as of September 11, 1997, as amended, among General Electric Capital Corporation, individually and as agent, certain other lenders and financial institutions parties thereto, Finlay Jewelry and the Registrant, was amended to increase the line of credit thereunder from $225.0 million to $275.0 million and to make certain other changes (the "GECC Amendment"). In addition, Finlay Jewelry entered into an amendment to the Gold Consignment Agreement dated as of June 15, 1995, as amended, between Finlay Jewelry and Rhode Island Hospital Trust National Bank (the "Gold Consignment Agreement") to (i) renew the Gold Consignment Agreement through December 31, 2001, (ii) allow Finlay Jewelry to obtain up to the lesser of (x) 85,000 fine troy ounces or (y) $32.0 million worth of gold and (iii) make certain other modifications (the "RIHT Amendment"). Pursuant to the terms of the RIHT Amendment, effectiveness of certain portions thereof is conditioned upon completion of the redemptions described below.

     Pursuant to the Indenture dated as of April 24, 1998 (the "Indenture") between the Registrant and Marine Midland Bank, as trustee (the "Trustee"), the Senior Debentures are initially secured by a security interest in favor of the Trustee in all of the capital stock of Finlay Jewelry, which security interest is junior to the pre-existing pledge of such capital stock securing the Registrant's existing 12% Senior Discount Debentures due 2005 (the "12% Debentures"). Upon redemption of the 12% Debentures and release of the pledge of such capital stock, the capital stock will be pledged in accordance with the terms of the Indenture to secure the Senior Debentures.

     The net proceeds to the Registrant from the sale of the Senior Debentures and the Equity Offering, together with the proceeds from the repayment of a note receivable (including accrued interest thereon) of $1.3 million (as of January 31, 1998) from an executive officer and the repayment of $0.9 million (as of January 31, 1998) of an intercompany liability by Finlay Jewelry, will be used to redeem the 12% Debentures, including associated premiums. Finlay Jewelry will use the net proceeds from the sale of the Senior Notes to redeem Finlay Jewelry's existing 10-5/8% Senior Notes due 2003 (the "10-5/8% Notes"), including associated premiums, and to make the above-referenced intercompany repayment. A formal notice of redemption specifying a May 26, 1998 redemption date has been given by the Registrant and Finlay Jewelry with respect to the 12% Debentures and the 10-5/8% Notes, respectively. The Registrant has also prepaid on May 1, 1998 the original issue discount of $39,027,292 on the 12% Debentures.

     The descriptions of the terms of the Senior Debentures, Senior Notes, the GECC Amendment and RIHT Amendment are qualified in their entirety by reference to Exhibits 4.1, 4.2, 10.1 and 10.2, respectively, attached hereto.


Item 7.  Financial Statements and Exhibits.

               (a)     Not Applicable.

               (b)     Not Applicable.

               (c)     Exhibits

                       1.1   Underwriting Agreement - Senior Debentures.

                       1.2   Underwriting Agreement - Senior Notes

                       1.3   Underwriting Agreement - Common Stock

                       4.1 Indenture between Finlay Enterprises, Inc. and Marine Midland Bank, as Trustee, dated as of April 24, 1998.

                       4.2   Indenture between Finlay Fine Jewelry
                             Corporation and Marine Midland Bank, as
                             Trustee, dated as of April 24, 1998.

                       10.1 Amendment No. 3 dated as of April 24, 1998 to Amended and Restated Credit Agreement dated as of September 11, 1997, as amended, by and among General Electric Capital Corporation, individually and as agent, certain other lenders and financial institutions parties thereto, Finlay Fine Jewelry Corporation and Finlay Enterprises, Inc.

                       10.2 Amendment No. 6 dated as of April 24, 1998 to Gold Consignment Agreement dated as of June 15, 1995, as amended, between Finlay Fine Jewelry Corporation and Rhode Island Hospital Trust National Bank.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 FINLAY ENTERPRISES, INC.



Dated:  May 8, 1998                              By:s/s Bruce Zurlncik
                                                    __________________________
                                                    Name:  Bruce Zurlnick
                                                    Title: Treasurer

                                  EXHIBIT INDEX


1.1   Underwriting Agreement - Senior Debentures.

1.2   Underwriting Agreement - Senior Notes.

1.3   Underwriting Agreement - Common Stock.

4.1   Indenture between Finlay Enterprises, Inc. and Marine
      Midland Bank, as Trustee, dated as of April 24, 1998.

4.2   Indenture between Finlay Fine Jewelry Corporation and
      Marine Midland Bank, as Trustee, dated as of April 24,
      1998.

10.1 Amendment No. 3 dated as of April 24, 1998 to Amended and Restated Credit Agreement dated as of September 11, 1997, as amended, by and among General Electric Capital Corporation, individually and as agent, certain other lenders and financial institutions parties thereto, Finlay Fine Jewelry Corporation and Finlay Enterprises, Inc.

10.2  Amendment No. 6 dated as of April 24, 1998 to Gold
      Consignment Agreement dated as of June 15, 1995, as amended, between Finlay Fine Jewelry Corporation and Rhode
      Island Hospital Trust National Bank.